November 3, 2008

BNY MELLON FUNDS TRUST -BNY Mellon Money Market Fund -BNY Mellon National Municipal Money Market Fund

Supplement to Prospectus dated December 31, 2007 As revised, February 7, 2008

Each Fund has entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”), which permits each Fund to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).

Under the Program, the Treasury guarantees the share price of shares of the Fund held by shareholders as of September 19, 2008 at $1.00 per share if the Fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) and the Fund liquidates. Recovery under the Program is subject to certain conditions and limitations, including the following:

  For shareholders of a Fund, the Program provides a guarantee for the lesser of (a) the number of Fund shares owned by the shareholder at the close of business on September 19, 2008, or (b) the number of Fund shares owned by the shareholder on the date of a Guarantee Event.
  The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).
  In order to recover, a Guarantee Event must occur during the term of the Program.

Fund shares acquired by investors after September 19, 2008 that increase the number of Fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, Fund shares acquired by investors who did not hold Fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program expires on December 18, 2008, after which the Secretary of the Treasury will review the need for, and terms of, the Program. Participation in the initial term of the Program required a payment to the Treasury in the amount of .01% of each Fund’s net asset value as of September 19, 2008, which amount is being borne by each Fund. The Secretary may extend the Program through the close of business on September 18, 2009. If the Program is extended, each Fund will consider whether to continue to participate and pay any additional fees.

Please visit www.dreyfus.com for up-to-date information on the Funds’ participation in the Program, or for more information on the Program please visit theTreasury’s website at http://www.ustreas.gov, or contact your financial representative.

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